SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 21, 2005
(Date of Report; Date of Earliest Event Reported)

BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Phoenix Drive, Ann Arbor, MI 48108
(Address of Principal Executive Offices)

734-477-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 1.01 Entry into a Material Definitive Agreement.

On April 21, 2005 restricted share awards were granted to the following Borders Group, Inc. named executive officers:

Named Executive Officer	Title	Restricted Share Awards (#) (1)
Vincent E. Altruda	President - Borders Group U.S.	5,000
Michael G. Spinozzi	Executive Vice President - Chief Product Officer	5,000
Cedric J. Vanzura	President - Borders Group International and Paperchase Worldwide	5,000
Edward W. Wilhelm	Senior Vice President - Chief Financial Officer	5,000

(1) The fair market value of Borders Group, Inc.’s Common stock on the date of the restricted share award was $23.94. The shares subject to the restricted share award will vest in full on the three-year anniversary of the date of such award.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits:
10.24 Restricted Share Grant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc.
(Registrant)

Dated: April 25, 2005	By:	/s/ EDWARD W. WILHELM
Edward W. Wilhelm
Senior Vice President,
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

DESCRIPTION OF EXHIBITS

Exhibits:
10.24	Restricted Share Grant Agreement